SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

June 11, 2001
Date of Report (Date of earliest event reported)

NEOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	000-28782 (Commission File Number)	93-0979187 (IRS Employer Identification Number)

157 Technology Drive Irvine, California (Address of principal executive offices)		92618 (Zip Code)

(949) 788-6700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Exhibits

Exhibits:

99.1	Press Release dated June 11, 2001.

Item 9. Regulation FD Disclosure

On June 11, 2001, NeoTherapeutics, Inc. issued a news release regarding its publicly traded warrants, the text of which is set forth in Exhibit 99.1 attached to this report. Exhibit 99.1 is incorporated by reference into this report. NeoTherapeutics, Inc. is furnishing the information contained in this Current Report on Form 8-K pursuant to the Securities and Exchange Commission’s Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOTHERAPEUTICS, INC.

Date: June 11, 2001	By:	/s/ Samuel Gulko

	Name:	Samuel Gulko

	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibits:

99.1	Press Release dated June 11, 2001.